SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 12, 2004

(Date of earliest event reported)

Huffy Corporation

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-5325 (Commission File No.)	31-0326270 (IRS Employer Identification Number)

225 Byers Road, Miamisburg, Ohio	45342-3657
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 866-6251

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

Huffy Corporation is filing herewith the exhibits relating to Instruments Defining the Rights of Security Holders and Material Contracts which were to be filed as exhibits with Huffy Corporation’s Form 10-Q for the quarter ended April 3, 2004, which Form 10-Q has not yet been filed with the Commission. The exhibits are as listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit

No.                                         Item

-------         -----------------------------------------------------

   (4.a)        Amendment No. 11 to the Second Amended and Restated Loan

                  and Security Agreement, dated as of March 31, 2004, by and among Huffy

                  Corporation and its subsidiaries and Congress Financial

                  Corporation (Central).

    (4.b)       Amendment No. 12 to the Second Amended and Restated Loan

                  and Security Agreement, dated as of May 4, 2004, by and among Huffy

                  Corporation and its subsidiaries and Congress Financial

                  Corporation (Central).

    (10.a)     Fourth Amendment to the Huffy Corporation 1998 Restricted

                  Share Plan, effective as of April 22, 2004.

    (10.b)    Second Amendment to Huffy Corporation 1998 Director Stock

                  Incentive Plan, effective as of April 22, 2004.

    (10.c)     Seventh Amendment to Huffy Corporation 1998 Key Employee Stock

                  Plan, effective as of April 22, 2004.

    (10.d)     Form of Amendments to Amended and Restated Severance/ Retention/Non-

                  Compete Agreements between Huffy Corporation and its officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUFFY CORPORATION

Date: July 12, 2004	By: /s/ Robert W. Lafferty Robert W. Lafferty Senior Vice President – Finance, Chief Financial Officer and Treasurer